UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                 Information Statement Pursuant to Section 14(c)
           of the Securities Exchange Act of 1934 (Amendment No. ___)
                                  SCHEDULE 14C


Check  the  appropriate  box:

[X]  Preliminary  Information  Statement

[  ]  Confidential,  for  Use  of the  Commission  Only  (as  permitted  by Rule
     14c-5(d)(2))

[  ]  Definitive  Information  Statement


                            UNITED TRADING.COM
                  (Name of Registrant as Specified in Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

[X]  No  fee  required.

[  ]  Fee  computed  on  table  below  per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title   of   each   class   of   securities   to   which   transaction
          applies:______________________________________________________________

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:
          ______________________________________________________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________
          ______________________________________________________________________

     (4)  Proposed maximum aggregate value of transaction:______________________
          ______________________________________________________________________

     (5)  Total fee paid:_______________________________________________________

[  ]  Fee  paid  previously  with  preliminary  materials.

[  ]  Check  box if any part of the fee is offset as provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:_______________________________________________

     (2)  Form, Schedule or Registration Statement No.:_________________________

     (3)  Filing Party:_________________________________________________________

     (4)  Date Filed:___________________________________________________________


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                               UNITED TRADING.COM
                              a Nevada corporation
                              INFORMATION STATEMENT
                      Notice of Action by Written Consent
                                      of a
                    Majority of the Outstanding Common Shares
                       taken on or about November 1, 2002
To the Shareholders of United Trading.Com:

                      WE ARE NOT ASKING YOU FOR A PROXY AND
                    YOU ARE REQUESTED NOT TO SEND US A PROXY.

     NOTICE IS HEREBY GIVEN THAT THE HOLDERS OF A MAJORITY OF THE OUTSTANDING SHARES OF UNITED TRADING.COM, A NEVADA CORPORATION (THE "COMPANY"), HAVE ACTED BY WRITTEN CONSENT TO APPROVE THE FOLLOWING RESOLUTIONS TO BECOME EFFECTIVE DECEMBER 31, 2002:


To  approve  amendments  to  the  Articles  of Incorporation of the Company, to:
A) change the name of the Company from UNITED TRADING.COM to GLOBAL LINKS CORP.; and
B) Revise Article IV to increase the number of authorized shares to 550,000,000 shares, consisting of 500,000,000 shares of Common stock (par value $0.001) and 50,000,000 shares of Preferred stock, (par value $0.001) from 55,000,000, consisting of 50,000,000 shares of common stock (par value $0.001) and 5,000,000 shares of preferred stock, (par value $0.001) and authorizing the Board of Directors , without any further approval of the shareholders, i) to establish the relative rights, preferences and limitations of any class of common or preferred stock and ii) to increase or decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly increasing or decreasing the number of authorized shares of the same class or series.

The Nevada General Corporation Law does not provide for dissenters' rights for the items being voted upon at this meeting.



                                             BY ORDER OF THE BOARD OF DIRECTORS,



                                              --------------------------------
                                              James G. Brewer,  President


December 1, 2002

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                              UNITED TRADNING.COM
                            1280 Bison, Suite B9-529
                        Newport Beach, California 92660
                     INFORMATION STATEMENT FOR SHAREHOLDERS
                       taken on or about November 1, 2002
To the Shareholders of United Trading.Com:
The  Board  of  Directors  of  UNITED  TRADING.COM,  a  Nevada  corporation (the
"Company")  is  furnishing  this  INFORMATION  STATEMENT  to  shareholders  in connection with the effectiveness of a consent of a Majority Action of Shareholders of the Company taken on November 1,2002, related to approving two amendments to the Articles of Incorporation of the Company to be effective December 31, 2002
..


This Information Statement is first being mailed to shareholders on or about December 10, 2002.


                                TABLE OF CONTENTS


                                                                            Page

GENERAL INFORMATION                                                            2
   OUTSTANDING SHARES AND VOTING RIGHTS                                        2
   APPROVAL OF THE NAME CHANGE                                                 2
   APPROVAL OF CHANGE IN NUMBER OF AUTHORIZED SHARES                           2
   RECORD DATE                                                                 3
   EXPENSES OF INFORMATION STATEMENT                                           3
   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                             3
AMENDMENTS TO ARTICLES OF INCORPORATION                                        4
   THE AMENDMENTS                                                              4

EXHIBITS

   3.1   Amendment  to  Articles  of  Incorporation  of
             UNITED TRADING.COM                                                5


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                              GENERAL INFORMATION

OUTSTANDING  SHARES  AND  VOTING  RIGHTS

At November 1, 2002 the Company had 7,225,000 shares of common stock, par value $0.001 outstanding. Each share of common stock is entitled to one vote on each item to be voted upon. A majority of its shareholders have agreed to: amend the Articles of Incorporation of the Company to:
A)change the name of the Company from UNITED TRADING.COM, to Global Links Corp and
B) Revise Article IV to increase the number of authorized shares to 550,000,000 shares, consisting of 500,000,000 shares of Common stock (par value $0.001) and 50,000,000 shares of Preferred stock, (par value $0.001) from 55,000,000, consisting of 50,000,000 shares of common stock (par value $0.001) and 5,000,000 shares of preferred stock, (par value $0.001) and authorizing the Board of Directors, without any further approval of the shareholders, a) to establish the relative rights, preferences and limitations of any class of common or preferred stock and b) to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series.;


APPROVAL  OF  THE  NAME  CHANGE

The change of the Company's name to "Global Links Corp." is intended to convey more clearly a sense of the Company's current business. Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 4,843,707 shares of Common Stock (67%) have already agreed to give such consent.

Upon filing of the Amendment to the Articles with the Nevada Secretary of State, the changes will be effective, and each certificate representing shares of Common Stock outstanding immediately prior to change (the "Old Shares") will be deemed automatically without any action on the part of the shareholders to represent one of shares of Common Stock of Global Links Corp. (the "New Shares"). Shareholders of the Old Shares will not be required to exchange the Old Shares for New Shares at this time.


The Common Stock issued pursuant this exchange will be fully paid and nonassessable. The voting and other rights that presently characterize the Common Stock will not be altered by the exchange.


APPROVAL  OF  INCREASE  IN  AUTHORIZED  SHARES

The change in the number of authorized Shares is considered in the best interest of the Corporation, allowing it to have sufficient shares to acquire, or merge with another entity, and to meet other corporate needs including, but not limited to the issuance of shares as compensation for services from both unrelated parties as well as affiliates. The addition of authorizing the Board of Directors to implement forward or reverse splits of the outstanding stock without changing the authorized shares will permit the Board to implement desired changes without the expense of seeking additional approval from shareholders for such changes. Approval of the change to Article IV requires the affirmative consent of at least a majority of the outstanding shares of Common Stock of the Company. Shareholders holding a total of 4,843,707 shares of Common Stock (67%) have already agreed to give such consent.
2

RECORD  DATE

The close of business November 1, 2002, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders' Information Statement.


EXPENSES  OF  INFORMATION  STATEMENT

The expenses of mailing this Information Statement will be borne by the Company, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the Common Stock held of record by such persons and that the Company will reimburse them for their reasonable expenses incurred in connection therewith.


SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS

The following table sets forth information concerning the ownership of Common Stock with respect to shareholders who were known to the Company to be beneficial owners of more than 5% of the Common Stock as of November 1, 2002, and officers and directors as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of Common Stock.


   Name  and                   Shares  Beneficially                   Percent of
   address                            owned                         Voting Stock
                             --------------------                 --------------
BFI  Limited
c/o Trustnet (Cook Islands)            2,462,500                          34.08%
CIDB Building
P.O. Box 208
Avarua, Rarotonga, Cook Islands

William M. Woo
8622 E. Garvey Ave., Suite 206
Rosemead, CA 91770                       500,000                           6.92%

Executive  Officers
and  Directors  as  a  group
      (2 individuals)                  1,037,402                          14.36%




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                    AMENDMENTS TO ARTICLES OF INCORPORATION

THE  AMENDMENTS

The amendments to the Company's Articles of Incorporation will cause the name of the Company to be changed to "Global Links Corp." and Revise Article IV to increase the number of authorized shares to 550,000,000 shares, consisting of 500,000,000 shares of Common stock (par value $0.001) and 50,000,000 shares of Preferred stock, (par value $0.001) from 55,000,000, consisting of 50,000,000 shares of common stock (par value $0.001) and 5,000,000 shares of preferred stock, (par value $0.001) and authorizing the Board of Directors, without any further approval of the shareholders, a) to establish the relative rights, preferences and limitations of any class of common or preferred stock and b) to decrease the number of issued and outstanding shares of a class or series held by each stockholder of record at the effective date and time of the change without correspondingly decreasing the number of authorized shares of the same class or series.






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